UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 10, 2011

Date of Report: (Date of earliest event reported)

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-9761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two Pierce Place, Itasca, Illinois 60143-3141, (630) 773-3800 (Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(1) In line with the previously disclosed final voting results at the Arthur J. Gallagher & Co. (“Gallagher”) 2011 Annual Meeting of Stockholders and the Board’s previously disclosed recommendation, Gallagher will submit an advisory vote to its stockholders on Gallagher’s compensation program for named executive officers on an annual basis.

(2) The deadline for submitting a proposal to be included in Gallagher’s proxy statement and proxy card for the 2012 Annual Meeting of Stockholders has been extended to December 6, 2011. Such a proposal must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, regarding stockholder proposals to be included in company-sponsored proxy materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: October 7, 2011	/s/ Walter D. Bay

Walter D. Bay Vice President, General Counsel and Secretary